EXHIBIT NO. 21
21. SUBSIDIARIES (all wholly-owned, except where otherwise indicated)
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                                                                                                State of
                       Name                                                                     Incorporation
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Citizen Solutions Company                                                                        Arizona
Citizens Business Services Company                                                               Illinois
Citizens Cable Company                                                                           Delaware
    Subsidiary of Citizens Cable Company
      NCC Systems, Inc.                                                                             Texas
Citizens Capital Ventures Company                                                                Delaware
Citizens Consumers Services, Inc.                                                               California
Citizens Directory Services Company L.L.C.                                                       Delaware
Citizens Directory Services Company, Inc.                                                        Delaware
Citizens International Management Services Company                                               Delaware
Citizens Lake Water Company                                                                      Illinois
Citizens Mohave Cellular Company                                                                 Delaware
Citizens Mountain State Telephone Company                                                       West Virginia
Citizens NEWCOM Company                                                                          Delaware
Citizens NEWTEL Company                                                                          Delaware
Citizens Public Works Service Company of Arizona                                                Minnesota
Citizens Resources Company                                                                       Delaware
Citizens Telecom Services Company L.L.C.                                                         Delaware
Citizens Telecommunications Company                                                              Delaware
Citizens Telecommunications Company of California, Inc.                                         California
Citizens Telecommunications Company of Colorado                                                  Delaware
Citizens Telecommunications Company of Idaho                                                     Delaware
Citizens Telecommunications Company of Iowa                                                      Delaware
Citizens Telecommunications Company of Minnesota, Inc.                                           Delaware
Citizens Telecommunications Company of Montana                                                   Delaware
Citizens Telecommunications Company of Nebraska                                                  Delaware
Citizens Telecommunications Company of Nevada                                                    Nevada
Citizens Telecommunications Company of New York, Inc.                                            New York
Citizens Telecommunications Company of North Dakota                                              Delaware
Citizens Telecommunications Company of Oregon                                                    Delaware
Citizens Telecommunications Company of Tennessee L.L.C.                                          Delaware
Citizens Telecommunications Company of the Golden State                                         California
Citizens Telecommunications Company of the Volunteer State L.L.C.                                Delaware
Citizens Telecommunications Company of the White Mountains, Inc.                                 Delaware
Citizens Telecommunications Company of Tuolumne                                                 California
Citizens Telecommunications Company of Utah                                                      Delaware
Citizens Telecommunications Company of West Virginia                                             Delaware
Citizens Telecommunications Company of Wyoming                                                   Delaware
Citizens Utilities Company of California                                                        California
Citizens Utilities Company of Illinois                                                           Illinois
Citizens Utilities Company of Ohio                                                                 Ohio
Citizens Utilities Rural Company, Inc.                                                           Delaware
Citizens Utilities Water Company of Pennsylvania                                                Pennsylvania
Citizens Water Resources Company of Arizona                                                      Arizona
Citizens Water Resources Company                                                                 Delaware
Citizens Water Resources Management Services Company                                             Delaware
Citizens Water Services Company of Arizona                                                       Arizona
Conference-Call USA, Inc.                                                                        Delaware
   Subsidiary of Conference-Call USA, Inc.:
     Dial Services, Ltd., Inc.                                                                   Delaware
CU CapitalCorp                                                                                   Delaware
   Subsidiary of CU CapitalCorp:
         Electric Lightwave, Inc.  *                                                             Delaware
CU Wireless Management L.L.C.                                                                    Delaware
Flowing Wells, Inc.                                                                              Indiana
Havasu Water Company, Inc.                                                                       Arizona
LGS Natural Gas Company                                                                         Louisiana
Navajo Communications Company, Inc.                                                             New Mexico
Ogden Telephone Company                                                                          New York
   Subsidiaries of Ogden Telephone Company:
     NewOp Communications Corporation                                                            New York
     Phone Trends, Inc.                                                                          New York
Rhinelander Telecommunications, Inc.                                                            Wisconsin
   Subsidiary of Rhinelander Telecommunications, Inc.
     Crandon Telephone Company                                                                  Wisconsin
     Headwaters Telephone Company                                                               Wisconsin
     New North Telecommunications, Inc.                                                         Wisconsin
     Rhinelander Telephone Company                                                              Wisconsin
     Rib Lake Telephone Company                                                                 Wisconsin
      Subsidiary of Rib Lake Telephone Company
      Rib Lake Cellular for Wisconsin RSA #3                                                    Wisconsin
      Rib Lake Telecom, Inc.                                                                    Wisconsin
Southwestern Capital Corporation                                                                 Delaware
Southwestern Investments, Inc.                                                                    Nevada
Sun City Sewer Company                                                                           Arizona
Sun City Water Company                                                                           Arizona
Sun City West Utilities Company                                                                  Arizona
Tubac Valley Water Company, Inc.                                                                 Arizona
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*  Economic interest 82.11%, voting interest 97.87%.